Variable Universal Life A Flexible Premium Adjustable Variable Life Insurance Policy

Offered By First Investors Life Insurance Company Through First Investors Life Separate Account E.

40 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) that is offered by First Investors Life Insurance Company (“First Investors Life”, “We”, “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E”).  You can allocate Your Unloaned Accumulation Value to the Funds of the First Investors Life Series Funds (“Life Series Funds”) and/or to the Fixed Account (which credits a fixed interest rate We periodically declare).

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the Life Series Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account E that correspond to the Funds of the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is March 31, 2014, supplemented as of May 1, 2014.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	10
Who We Are and How to Contact Us	10
How the Policy Works	13
Policy Application Process	14
Premiums	14
Allocation of Net Premiums to Investment Options	15
The Death Benefit	18
Accumulation Value	21
Surrenders and Partial Withdrawals	22
Policy Loans	23
Termination	24
Settlement Options	27
Optional Benefits and Insurance Riders	28
Fees, Charges and Expenses	31
Other Provisions	35
FEDERAL TAX INFORMATION	39
OTHER INFORMATION	43
Voting Rights	43
Reports	44
Financial Statements	44
APPENDIX A	45
GLOSSARY	46

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

The following is a brief summary of certain features of the Policy. There are both benefits and risks associated with the Policy, and You should consider both the benefits and the risks before You purchase a Policy. More complete and detailed information about these features is provided later in this prospectus.

POLICY BENEFITS

The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers:

●	flexible premium payments where You decide the timing and amount of the payment;

●	a choice of two Death Benefit Options;

●	access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits);

●	the ability to increase or decrease the Policy’s Face Amount of insurance;

●	a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid;

●	additional benefits through the use of optional riders; and

●	a selection of investment options, consisting of 11 Subaccounts and a Fixed Account with a guaranteed minimum interest rate.

Death Benefit
Under the Policy, We will pay to Your designated Beneficiary the Death Benefit proceeds if the Policy is in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select).

Investment Options
The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Total Accumulation Value and Death Benefit will fluctuate based on a number of factors including the performance of the Subaccounts You select, the proportion of Your Total Accumulation Value which You allocate to the Fixed Account and the interest rate paid on the Fixed Account.

You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Unloaned Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Unloaned Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Unloaned Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Policy Loans
You may borrow up to 75% of the Policy Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders and Partial Withdrawals
You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest. A surrender is a taxable event. You may request a partial withdrawal of a portion of the Policy’s Total Accumulation Value at any time provided You meet Our requirements. Partial withdrawals may reduce Your Death Benefit and may have adverse tax consequences.

Additional Optional Benefits
Subject to availability in Your state, We offer optional benefits and insurance riders for additional benefits to the Policy. For any optional insurance rider You select, You will pay an additional monthly charge, and certain age, insurance underwriting requirements, limitations and restrictions may apply. The additional monthly charge for any optional rider You choose may impact the amount of the specified minimum monthly premiums associated with Your Policy’s no lapse guarantee.  You may terminate a rider at any time and Your Monthly Deduction will be adjusted accordingly.

POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

Risk of Lapse
The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the necessary premium payments.  In order to pay the fees and charges associated with the Policy, We deduct certain amounts from Your Policy.  Although the Policy provides You with flexibility regarding the timing and amount of the premium payments You make, You may risk a Policy lapse if You forego making sufficient premium payments.

The Policy is not suitable as a short-term savings vehicle.

Investment Risk
The Policy is different from fixed-benefit life insurance because You bear the investment risks and You can lose principal. The Death Benefit and the Total Accumulation Value will increase or decrease as a result of the investment experience of the Subaccounts You select. Each Subaccount has its own investment objectives and investment strategy. The performance of each will vary, and some Subaccounts may be riskier than others. We do not guarantee the investment performance of the Subaccounts. Your allocation choices should be consistent with Your personal investment objective and Your risk tolerance. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.

General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.

Tax Risks
If You take a partial withdrawal from Your Policy, reduce the Face Amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (MEC). This can have adverse tax consequences to You.

Risks of Policy Loans
If You decide to take Policy loans, they may reduce the Death Benefit and Total Accumulation Value of Your Policy whether or not You repay the loans because loans may undermine the growth potential of Your Policy. In addition, a Policy loan may increase the risk of lapse by decreasing amounts available to pay the Monthly Deduction. While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.

RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed insurance amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.

The table below describes the transaction fees and expenses that You will pay under the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	Upon each premium payment	Guaranteed maximum: 8.00% of each Premium Payment Current: 5.00% of each Premium Payment
Surrender Charge(1)	Upon full surrender of or any partial withdrawal from the Policy
Maximum Charge(2)
$49.62 per $1,000 of Face Amount surrendered or decreased
Minimum Charge(3)
$0.97 per $1,000 of Face Amount surrendered or decreased
Representative Case(4)
$21.68 per $1,000 of Face Amount surrendered or decreased

Partial Withdrawal Processing Fee	Upon any partial withdrawal from the Policy	$25.00
Transfer Fees(5) (Limit of 6 transfers in any 12-month period)	Upon each transfer in excess of four (4) per Policy Year	$10.00
Optional Rider Accelerated Death Benefit Rider Administrative Fee	Upon request for an accelerated death benefit (subject to the terms and conditions of the rider)	$150.00

(1) The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk on the Issue Date and at the time of any increase in the Face Amount.

(2) This maximum surrender charge is based on an Insured with the following characteristics: male, issue age 58, in the standard, tobacco underwriting class of risk in the first Policy Year. This maximum charge may also apply to Insureds with other characteristics.

(3) This minimum surrender charge is based on an Insured with the following characteristics: female, issue age 0, in the standard, non-tobacco underwriting class of risk in the fifteenth Policy Year. This minimum charge may also apply to Insureds with other characteristics.

(4) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk.

(5) The transfer fee applies to transfers of Accumulation Value among the Subaccounts and/or the Fixed Account excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

The next table describes the fees and expenses that We may deduct from Your Total Accumulation Value periodically over the life of the Policy. These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Policy Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: $10 Current: $10
Cost of Insurance(1)	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(2) Guaranteed maximum: $83.333 per $1,000 net amount at risk(3) Current: $41.250 per $1,000 net amount at risk(3)
Minimum Charge(4) Guaranteed maximum: $0.015 per $1,000 net amount at risk(3) Current: $0.015 per $1,000 net amount at risk(3)
Representative Case(5) Guaranteed maximum: $0.045 per $1,000 net amount at risk(3) Current: $0.035 per $1,000 net amount at risk(3)
Separate Account Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts Current: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts (6)
Face Amount Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(7) Guaranteed maximum: $0.100 per $1,000 of Face Amount Current: $0.100 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Minimum Charge(8) Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.000 thereafter
Representative Case(9) Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Policy Loan Interest	Policy Anniversary	6.00% of the outstanding loan(10)

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Riders
Waiver of Specified Monthly Deduction Rider(11)(12)	On each Monthly Deduction Date following election of the Rider	Maximum: 65.00% of Specified Monthly Deduction(13) Minimum: 2.00% of Specified Monthly Deduction(14) Representative Case: 5.50% of Specified Monthly Deduction(9)
Spouse Term Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $5.214 per $1,000 of coverage(15) Minimum: $0.055 per $1,000 of coverage (16) Representative Case: $0.185 per $1,000 of coverage (17)
Children’s Term Rider (18)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.464 per $1,000 of coverage Minimum: $0.464 per $1,000 of coverage
Accidental Death Benefit Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.132 per $1,000 of coverage(19) Minimum: $0.088 per $1,000 of coverage (20) Representative Case: $0.088 per $1,000 of coverage (9)

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, underwriting class of risk as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.

(2) This maximum cost of insurance charge reflects the annual cost of insurance rate per $1,000 of NAR for all rating classifications at age 120.

(3) The net amount at risk (NAR) under a Policy is equal to the Policy's Death Benefit on the Monthly Deduction Date divided by the monthly interest factor less the Total Accumulation Value at the beginning of the month prior to the deduction for the Cost of Insurance. The NAR may decrease or increase depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(4) This minimum cost of insurance charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.

(5) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The charge indicated is the rate We deduct monthly for the first year cost of insurance charge.

(6) The monthly separate account charge is reduced to 0.25% after the first 20 Policy Years on the current scale.

(7) This maximum Face Amount charge is based on an Insured with the following characteristics: male, age 65, in the standard, non-tobacco underwriting class of risk.

(8) This minimum Face Amount charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.

(9) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, low band non-tobacco underwriting class of risk.

(10) Because We transfer an amount equal to the amount of the loan from the Separate Account to Our Loan Account, which is a part of Our General Account, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.

(11) The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.

(12) The charges associated with this optional rider will be determined based upon the Insured’s age, sex and underwriting class of risk. As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.

(13) This maximum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: female, age 55, in the standard, non-smoker underwriting class of risk.

(14) This minimum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: male, age 25, in the standard, non-smoker underwriting class of risk.

(15) This maximum charge for the Spouse Term Rider is based on an Insured with the following characteristics: male, age 64, in the standard, smoker underwriting class of risk.

(16) This minimum charge for the Spouse Term Rider is based on an Insured with the following characteristics: female, age 18, in the standard, non-smoker underwriting class of risk.

(17) The representative case for the Spouse Term Rider is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-smoker underwriting class of risk.

(18) The monthly charge for the Children’s Term Rider is for any and all children You have or may have and does not vary based on insurance characteristics.

(19) This maximum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: male, age 60, in the standard, smoker underwriting class of risk.

(20) This minimum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: female, age 20, in the standard, non-smoker underwriting class of risk.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2013. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses	0.79%	1.54%(1)

(1) The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
First Investors Life Insurance Company (“First Investors Life”, “We” and “Our”), with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.

For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, P.O. Box 7836, Edison, NJ 08818-7836. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.firstinvestors.com.

You should send any payments, Notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, Notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account E
We issue the Policies described in this prospectus through Our Separate Account E. We established Separate Account E on September 30, 2004, under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account E from the assets in Our general account (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account E. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay

You any capital distributions from the Policies.

The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least 2.00%, the minimum effective annual interest rate associated with Your Policy.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account assets.  Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 12 (twelve) separate Funds, 11 (eleven) of which are available to Policyowners of Separate Account E. Shares of the Funds are not available to the general public; each of the Funds offers its shares only to separate accounts funding variable annuity contracts or variable life contracts, such as the Policy, issued by First Investors Life or another life insurance company. The Life Series Funds reserves the right to offer shares of its Funds to other eligible investors.

Our affiliate, First Investors Management Company, Inc. (“FIMCO”) is the investment adviser of the Life Series Funds. FIMCO is a New York corporation located at 40 Wall

Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, NY 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the Fund For Income. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds in which they invest) You select. You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus.

Fund	Investment Objective

Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers: (1) flexible premium payments where You decide the timing and amount of the payment; (2) a choice of two Death Benefit Options; (3) access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits); (4) the ability to increase or decrease the Policy’s Face Amount; (5) a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of investment options, consisting of 11 Subaccounts and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Death Benefit proceeds if the Policy is still in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select). The Death Benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance Application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.

We conduct, at our expense, standard underwriting, which may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

If Your Application is accepted, We will credit Your Policy with the initial Net Premium on the Issue Date. Until such time, Your initial premium is held in Our General Account.  If a Policy is not issued, We will return Your premium without interest.  We reserve the right to reject any Application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s Issue Date.

PREMIUMS
The initial premium is the premium due on the Issue Date.  The minimum amount of the initial premium is the minimum amount necessary for us to issue a Policy and is determined by Your age, sex, underwriting classification and the Face Amount You select.  Once You have purchased Your Policy, You can make premium payments as often as You like and for any amount You choose, within certain limits discussed below.

You will select a planned premium schedule in Your Application. The planned premium schedule is Our understanding of Your intention regarding premium payments at any particular time.  You may change the amount and/or frequency of Your planned premium by giving us Notice.

Our acceptance of Your planned premium schedule does not in any way imply or guarantee insurance coverage or any other benefit provided by this Policy will continue.

If Your planned premium schedule payment frequency is annual, semi-annual or quarterly, We will send You a premium reminder notice for the amount of the planned premium.

Regardless of the planned premium schedule, additional premiums may be paid at any time and in any amount, within certain limits discussed below.  However, You should note carefully that the amount and frequency of premiums paid will affect values in this Policy and may affect the amount and duration of insurance.

If You have a Policy loan balance, We will apply amounts We receive from You first to repay any Policy loan balance.  We will apply any excess after repayment of any Policy loan balance as a premium.

Premium Limits
The following limits apply to the premiums you may make:

●
Except in the case of an exchange from another modified endowment contract (“MEC”), We will not accept, within the first Policy Year, a premium that will cause this Policy to become a MEC.  Please see the discussion of “Federal Tax Information” below for more on MECs.

●	We will not accept a premium payment that is less than the minimum premium amount under Your Policy.

●	We reserve the right to request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium payments.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and/or the Fixed Account.

Your allocations are subject to the following constraints:

1. Allocation percentages must be in whole numbers;

2. Allocation percentages must add to 100%; and

3. The allocation percentage for the Fixed Account may not exceed 50%.

On the Policy’s Issue Date, the proportion of the initial Net Premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial Net Premium You designated for the Subaccounts will be allocated to the Cash Management Subaccount for the Right to Examine Period.  Upon the expiration of the Right to Examine Period, We will reallocate the Subaccount Accumulation Value in the Cash Management Subaccount to the Subaccounts You designated on Your Application.  Subsequent premiums will be allocated to the Fixed Account and/or the Subaccounts according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The Net Premium is credited to Your Policy on the Policy's Issue Date and on the day We receive each additional premium from You.  Your Net Premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Unloaned Accumulation Value (the value of the Subaccount Accumulation Value plus the Fixed Account Accumulation Value) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Unloaned Accumulation Value by written Notice, by telephone, or through participation in Our Systematic Transfer Option or Our Automated Subaccount Reallocation Option.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Unloaned Accumulation Value
You may transfer all or a portion of the Unloaned Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of Your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period.  Only one transfer of the Unloaned Accumulation Value either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value.  Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Unloaned Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option
You may make transfers of Unloaned Accumulation Value as described above via telephone by calling 1(800)832-7723.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call.  We may require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount of Unloaned Accumulation Value be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100.  All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Unloaned Accumulation Value” above. However, We reserve the right to impose a charge in the future for this option. The Systematic Transfer Option terminates if and when the Unloaned Accumulation Value remaining in the originating Subaccount is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount

Accumulation Value every Policy Quarter according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1. The allocation percentage You have specified for that Subaccount; divided by

2. The sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Unloaned Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Subaccount Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Unloaned Accumulation Value”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.  However, We reserve the right to impose a charge for this option in the future.

A transfer of Unloaned Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six in any 12-month period (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or by telephone, and that complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT
The Death Benefit is the amount We pay to the named Beneficiary upon the death of the Insured prior to the Maturity Date while this Policy is in force.  The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit, as described below.  You may select between two options of the Basic Death Benefit.

The amount of the Death Benefit will depend upon the Face Amount of insurance coverage You select, the Death Benefit option You elect, the performance of the Subaccounts to which You allocate Your assets, the interest You earn on allocations, if any, to the Fixed Account, any optional riders You elect, and the amount of any Policy loans outstanding upon the death of the Insured.

Face Amount
You select the Face Amount of insurance coverage when You purchase the Policy. Our current minimum Face Amount for a Policy is $100,000.  The Face Amount of Your Policy affects the Death Benefit to be paid and the fees and charges You will pay under the Policy.  You may request to increase or decrease the Face Amount, but You may not decrease the Face Amount below the minimum Face Amount.

Increasing the Face Amount - You may request an increase in the Face Amount by giving us Notice.  We will require evidence of insurability acceptable to Us, based on Our current published underwriting standards.  The attained age of the Insured at the time of request must be less than the maximum issue age for this Policy.  The minimum Face Amount increase is $50,000.  The cost of insurance for each increase in the Face Amount will be based on the Insured’s attained age and underwriting risk class at the time the increase takes effect.  An increase in Face Amount will result in a new table of surrender charges applicable to that increase (see “Surrender Charges”).

Before requesting an increase in the Face Amount, You should consider that any increase in the Face Amount will result in additional cost of insurance charges, additional surrender charges, and a new period for incontestability or certain suicide provisions applicable to the increase.

Decreasing the Face Amount - You may request a decrease in the Face Amount by giving us Notice.  You may not decrease the Face Amount below the minimum Face Amount of $100,000.  Any decrease will go into effect on the Monthly Deduction Date that falls on or next follows receipt by Us of Your request.  The decrease will first reduce prior increases in Face Amount in the reverse chronological order in which the increases occurred.  After all prior increases in the Face Amount have been reduced, any additional decreases in the Face Amount will reduce the initial Face Amount provided under the original Application.

A decrease in Face Amount will be subject to surrender charges according to the table of surrender charges applicable to that portion of the Face Amount (see “Surrender Charges”).

Before requesting a decrease in the Face Amount, You should consider that any decrease in the Face Amount may result in a surrender charge and a reduced Death Benefit.

Death Benefit
The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit.  You may select between two options of the Basic Death Benefit.

Basic Death Benefit, Option A - the Face Amount of Your Policy on the date of the Insured’s death.

Basic Death Benefit, Option B - the Face Amount of Your Policy on the date of the Insured’s death plus the Total Accumulation Value on the date of the Insured’s death.

Minimum Death Benefit - The Minimum Death Benefit at any time is equal to the Total Accumulation Value divided by the net single premium per dollar of insurance.  The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 2001 CSO Table for Policies for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Minimum Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the

Insured’s age increases. This means that each year that Your Policy is in force, the Minimum Death Benefit will be smaller in relation to the Policy’s Total Accumulation Value than it was the year before.

Effect of Partial Withdrawals on the Death Benefit

The Death Benefit will be reduced by the amount of any partial withdrawal from the Policy.  Thus, under Basic Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	Is the Death Benefit immediately prior to the partial withdrawal; and

(b)	Is the amount of the partial withdrawal and any charge for the partial withdrawal.

Changing the Death Benefit Option
You may request a change in the Death Benefit Option by giving us Notice.  The change will go into effect on the Monthly Deduction Date on or next following the date We receive the request for change.  We may require evidence of insurability prior to approving any change in Death Benefit Option that results in an increase in the net amount at risk at the time of such option change.

The following Death Benefit Option changes will not require evidence of insurability subject to the conditions outlined.

If You request a change from Basic Death Benefit, Option B to Basic Death Benefit, Option A, the Face Amount under Death Benefit, Option A will be increased to equal the Death Benefit available under Basic Death Benefit, Option B on the effective date of change.

If You request a change from Basic Death Benefit, Option A to Basic Death Benefit, Option B, and the Face Amount exceeds the Death Benefit less the Total Accumulation Value, the Face Amount will be decreased so that it equals the Death Benefit less the Accumulation Value on the effective date of the change.  Such a change will not be allowed if the resulting Face Amount is less than Our minimum Face Amount.

No more than one Death Benefit Option change will be permitted in a 12 month period.

Death Benefit Proceeds
The Death Benefit proceeds under this Policy will be the sum of:

1.	The Death Benefit; plus

2.	Any insurance on the life of the Insured provided by optional benefit riders; less

3.	The amount needed to keep this Policy in force to the end of the Policy Month of death, if the Insured died during the Policy Grace Period; less

4.	Any Policy loan balance.

Generally, We pay the Death Benefit within seven days after We receive due proof of death and/or any other documentation We require at Our Administrative Office.  We credit interest on the Death Benefit proceeds from the date of death until We pay the death benefit.  The Death Benefit proceeds will be paid in one lump sum, unless the Policy’s death benefit proceeds exceed $1,000 and You elect a settlement option described below (see “Settlement Options”).  Prior to the Insured’s death, You can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if You did not make an election, the Beneficiary may apply the Death Benefit proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us.

ACCUMULATION VALUE
Determining Your Total Accumulation Value
The Total Accumulation Value of this Policy at any time is equal to the Subaccount Accumulation Value plus the Fixed Account Accumulation Value plus the Loan Account Accumulation Value. This amount is allocated based on the instructions You give Us. A number of factors affect Your Policy’s Total Accumulation Value, including, but not limited to:

●	the amount and frequency of Your premium payments;

●	the investment experience of the Subaccounts You choose;

●	the interest credited on the amount You allocate to the Fixed Account, if any;

●	the Policy loan balance;

●	the amount of any partial withdrawals You make (including any charges You incur as a result of such withdrawals); and

●	the amount of charges We deduct.

The Subaccount Accumulation Value plus the Fixed Account Accumulation Value is referred to as the Unloaned Accumulation Value.

Determining Your Subaccount Accumulation Value
The value You have in each Subaccount at any time is equal to the number of units Your Policy has in that Subaccount, multiplied by that Subaccount’s unit value.  The Subaccount Accumulation Value is equal to the sum of the value You have in each Subaccount.

We determine the unit value for each Subaccount at the close of business of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund and reported to us by the Fund’s investment adviser. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

The unit value of a Subaccount on any Valuation Day is equal to the unit value on the previous Valuation Day, multiplied by the net investment factor for that Valuation Day.

The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b) where:

(a)
is the net asset value per share of the designated Fund at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution declared by the Fund since the previous Business Day, less the per share amount of any taxes charged by us; and

(b)	is the net asset value per share of the designated Fund on the previous Business Day.

Determining Your Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial Net Premium less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.

The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.	the Fixed Account Accumulation Value on the previous Monthly Deduction Date;

plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:

2.	any additional Net Premiums allocated to the Fixed Account;

3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan; and

4.	interest accrued on the Fixed Account Accumulation Value, at the daily equivalent of the Fixed Account interest rate;

less the sum of the following transactions that have occurred since the last Monthly Deduction Date:

5.	the portion of the Monthly Deduction for the current Policy Month allocated to the Fixed Account;

6.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and

7.	any partial withdrawals allocated to the Fixed Account.

SURRENDERS AND PARTIAL WITHDRAWALS
Policy Surrenders
You may fully surrender the Policy at any time while the Insured is living for its Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest (“Net Surrender Value”).  A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.  The amount payable will be the Net Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. You should note that because the Total Accumulation Value of the Policy fluctuates with the performance of the Subaccounts and the interest credited to the Fixed Account, and because a surrender charge may apply, the Net Surrender Value may be more or less than the total premium payments You have made less any applicable fees and charges.  Upon a full surrender, Your Policy will terminate.

Partial Withdrawals
You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The partial withdrawal will be effective on the date We receive Your Notice.

The Amount and Frequency Permitted for Partial Withdrawals
The minimum amount that You must request for a partial withdrawal is set forth in Your Policy Schedule.  The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would:

(a)	reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000);

(b)	reduce the Surrender Value to less than six times the most recent Monthly Deduction; or

(c)	reduce the Loan Value to less than the Policy loan balance.

The amount of the partial withdrawal and any charge for the partial withdrawal will be deducted from the

Total Accumulation Value. Unless You instruct Us otherwise, We will withdraw these amounts from the Subaccounts and/or Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and the Fixed Account Accumulation Value bears to the Unloaned Accumulation Value.

The maximum number of partial withdrawals allowed in a Policy Year is 12.

The Effect of Partial Withdrawals
The Death Benefit will be reduced by the amount of the partial withdrawal.  Thus, under Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	is the Death Benefit immediately prior to the partial withdrawal; and

(b)	is the amount of the partial withdrawal and any charge for the partial withdrawal.

The Face Amount reduction, if any, resulting from a partial withdrawal will be subject to a surrender charge as described under “Decreases in Face Amount.” However, there is no surrender charge associated with a partial withdrawal under Basic Death Benefit, Option B.

For example, under Basic Death Benefit, Option A, a policyholder with an Unloaned Accumulation Value of $50,000 and Face Amount equal to the Death Benefit of $150,000 may choose to take a partial withdrawal of $5,000.  Including the $25 partial withdrawal fee, the Death Benefit would be reduced by $5,025.  After taking the withdrawal, the Policy would have an Unloaned Accumulation Value of $44,975, a Face Amount of $144,975, and a Death Benefit of $144,975.

We will deduct any applicable surrender charge from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.  The surrender charge will be apportioned and the Face Amount of the Policy will be reduced on the same basis and in the same order as described above under “Surrender Charge.”

We charge a $25.00 partial withdrawal processing fee to process each partial withdrawal.  We will deduct this charge from the Total Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the charge will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Total Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.  We may defer payment of partial withdrawal proceeds under the conditions described in “Payment and Deferment”.

A request for a partial withdrawal in an amount that would result in a failure to continue to qualify the Policy for the Monthly No Lapse Premium Guarantee will not be processed without Your consent to terminate the Monthly No Lapse Premium Guarantee as of the date the partial withdrawal is made.

POLICY LOANS
If You meet the terms of the Policy and Our procedures, You may borrow up to 75% of the Surrender Value of the Policy during the first three Policy

Years and 90% of the Surrender Value of the Policy after the first three Policy Years (We refer to these amounts as the “Loan Value”), if You assign Your Policy to Us as sole security.  The amount available to You as a loan at any time is the Loan Value less any existing Policy loan balance, any loan interest to the next Policy Anniversary, and the Monthly Deductions to the next Policy Anniversary.

We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a loan unless it is at least $500. You may repay all or a portion of any loan and accrued interest at any time.  The minimum loan repayment amount is $100 or the Policy loan balance, if less.

When You take a loan, We transfer a portion of the Unloaned Accumulation Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account, if applicable, in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Unloaned Accumulation Value of the Policy as of the date of the loan. A Policy loan reduces the Death Benefit and the Surrender Value by the amount of the loan. A Policy loan may also permanently affect the Unloaned Accumulation Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the loan account at the assumed interest rate of 5.00%.  Thus, even if it is repaid, a Policy loan may have a negative impact on the Unloaned Accumulation Value if the actual net investment returns of the Subaccounts You have selected exceed the assumed interest rate of 5.00%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Unloaned Accumulation Value from the Subaccount(s) and/or the Fixed Account to the General Account. We will credit loan repayments to each Subaccount and/or the Fixed Account in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from the Death Benefit or Surrender Value payable to You or Your Beneficiary.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

TERMINATION
The Policy will terminate upon the sooner of:

●	the date the Policy is fully surrendered (see “Surrenders”);

●	the date the Policy lapses because of insufficient funds to pay Our fees and charges;

●	the date of the Insured’s death (see “Death Benefit”); or

●	the Maturity Date.

Maturity Date
The Policy will terminate if the Insured is still living and attains the age of 120.  Upon reaching the Maturity Date, We will terminate the Policy and pay to You the Total Accumulation Value, less any Policy loan balance.

Lapse
The Policy will terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that a no lapse period or grace period applies as discussed below.

Please note that this Policy offers an optional Waiver of Specified Monthly Deduction Rider for an additional charge.  Even if You select this rider and it is in effect, Your Policy may lapse.  Under the terms and conditions of the rider, in certain circumstances, We will waive a portion of Your Monthly Deduction (an amount We call the Specified Monthly Deduction). The portion of Your Monthly Deduction that We will waive does not include the separate account charge.  Thus, even if this rider is in effect, You will be charged a Monthly Deduction (which will be comprised of the separate account charge only) and Your Policy may terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that the Monthly No Lapse Premium Guarantee, No Lapse Guarantee Grace Period or Policy Grace Period applies as discussed below.  Your ability to pay the Monthly Deduction (i.e., the separate account charge) may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Monthly No Lapse Premium Guarantee
The Monthly No Lapse Premium Guarantee ensures that the Policy will remain in force during the first 10 years even if on a Monthly Deduction Date, the Unloaned Accumulation Value is less than the Monthly Deduction.  In order for the Monthly No Lapse Premium Guarantee to remain in effect, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them must at all times at least equal the sum of the Monthly No Lapse Premiums applicable since the Issue Date.  The amount of the Monthly No Lapse Premiums is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy.  We will adjust the amount of the Monthly No Lapse Premium as necessary to reflect Policy changes.

When the Policy is in force under the Monthly No Lapse Premium Guarantee and the Unloaned Accumulation Value is zero, Monthly Deductions will accumulate as due and unpaid.  When the Unloaned Accumulation Value next becomes positive, the Monthly Deductions accumulated as due and unpaid will be deducted.

You are not required to pay the Monthly No Lapse Premiums on a monthly-basis, but the aggregate amount of the premiums You have paid must be equal to or greater than the sum of the Monthly No Lapse Premiums applicable since the Issue Date.  If on any Monthly Deduction Date, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them does not equal or exceed the accumulated Monthly No Lapse Premiums, this provision will terminate after the expiration of the No Lapse Guarantee Grace Period described below.

No Lapse Guarantee Grace Period
If on a Monthly Deduction Date occurring more than 61 days prior to the end of the 10-year no lapse period, the sum of Your premiums paid minus any Policy loan balance, loan interest due and any partial withdrawals and charges for them does not equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date, a No Lapse Guarantee Grace Period will be allowed for the payment of an additional premium to keep the Monthly No Lapse Premium Guarantee in effect.  The additional premium that must be paid is the amount that is needed for the sum of Your premiums paid minus any Policy loan balance, loan balance due and any partial withdrawals and charges for to equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date at the end of the No Lapse Guarantee Grace Period.  If the amount of premium required is not paid by the end of the No Lapse Guarantee Grace Period, the Monthly No Lapse Premium Guarantee will terminate and may not be reinstated at a later time.

Policy Grace Period
If the Monthly No Lapse Premium Guarantee is not in effect, then this Policy will enter the Policy Grace Period if on a Monthly Deduction Date, the Net Surrender Value is insufficient to cover the Monthly Deduction due.

A Policy Grace Period of 61 days will be allowed for the payment of premium needed to keep this Policy in force.  The minimum premium required to keep this Policy in force is three times the Monthly Deduction due on the date of insufficiency.

This Policy will stay in force during the Policy Grace Period.  At least 30 days before the end of the Policy Grace Period, We will send You a notice of the required premium due.  If the amount specified in the notice is not paid within the Policy Grace Period, this Policy will terminate without value at the end of the Policy Grace Period.

If the Insured dies during the Policy Grace Period, the amount needed to keep this Policy in force to the end of the Policy Month of death will be deducted from the Death Benefit proceeds.

Reinstatement
If the Policy lapses, You may apply for reinstatement within three years of lapse.  A Policy surrendered for cash may not be reinstated.

To reinstate this Policy, We will require You to:

(1) Present evidence acceptable to us that the Insured is insurable at the same underwriting class as this Policy was originally issued;

(2) Pay enough premium to keep this Policy in force for two months;

(3) Pay or reinstate any Loan Balance; and

(4) Pay all Monthly Deductions that were due and unpaid before the end of the Policy Grace Period.

We will send You the necessary Application and other requirements within 15 days after We receive Your reinstatement request.  We may require that You return this Policy to Us in order to put the reinstatement into effect.

The reinstatement date will be the Monthly Deduction Date that falls on or next follows the date We approve the reinstatement Application.

SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Payment of a Designated Amount - Payments in equal monthly, quarterly, semi-annual, or annual installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in equal monthly, quarterly, semi-annual, or annual installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Payment of Life Income - We will pay the Policy proceeds in either equal monthly, quarterly, semi-annual or annual payments for as long as the payee is living.  The amount of payment will depend on the age and sex of the payee.  If the payee is not an individual, the amount of payment will depend on the age and sex of a Designated Person chosen by the payee and agreed to by us.  We will require acceptable proof of age for the payee or Designated Person.

We may require proof that the person on whose life the payments are based is alive when each payment is due.  We may discontinue payments until We receive satisfactory proof of survival.  Any of the following provisions may be chosen.  If the amount of payments for different guaranteed periods is the same at any given age, We will deem the longer period to have been chosen.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.  Under this option, it is possible that the payee receive only one payment.

In addition to the fixed benefit settlement options listed above, You or Your Beneficiary may elect to leave the Policy proceeds with Us to accumulate interest.  In order to elect this option the Policy proceeds must be at least $1,000.

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of no less than 1.00% per year, which may be increased by additional interest.  Interest may be paid to You or Your Beneficiary monthly, quarterly, semi-annually or annually, as elected, or may be left with Us to accumulate.  You or Your Beneficiary may withdraw part or all of the Policy proceeds, and any earned interest, at any time.

OPTIONAL BENEFITS AND INSURANCE RIDERS
Currently, the following optional benefits and insurance riders are available under the Policy.  The following insurance riders may be included in a Policy at issue but not added thereafter, in states where available, subject to the payment of an additional monthly charge, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit Rider
You may purchase an accidental death benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.

Waiver of Specified Monthly Deduction Rider
Please note that due to the rules and regulations of various states, the terms and conditions of the rider may differ depending on where You reside.  The discussion below describes the significant terms and conditions of the rider as they apply to the residents of most states.  If, however, You reside in Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C., please see Appendix A for a discussion of the significant terms and conditions of the rider as they apply to You.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Under the terms of the rider, if the Insured becomes totally disabled:

●
Before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.  If the total disability continues to the Policy Anniversary on which the Insured attains age 65, We will waive all further Specified Monthly Deductions due under the Policy.

●
After the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues, but only up to the Policy Anniversary on which the Insured attains age 65.

For the purposes of this rider, total disability means that the Insured is unable to perform the substantial and material duties of their job due to sickness or accidental bodily injury for the first 24 months of the total disability.  After the first 24 months of total disability, total disability means that the Insured is unable to perform any of the substantial and material duties of their job for which they become reasonably suited by education, training or experience due to sickness or accidental bodily injury.  The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 65, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate a qualified physician to examine the Insured at reasonable intervals at Our expense.  Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force.  The rider will terminate when the Policy terminates, the Policy Anniversary on which the Insured attains age 65, or upon Your written request.

Children’s Term Life Insurance Rider
You may purchase life insurance on children who are qualified under the terms of the Rider. The Children’s Term Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.

Spouse’s Term Life Insurance Rider
You may purchase term life insurance on Your spouse in the form of a Rider to the Policy. The Spouse Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 years older or younger than the Insured individual under the Policy. The Rider coverage is convertible without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.

Accelerated Death Benefit Rider
You may request a one-time acceleration of up to 80% of the Policy’s Death Benefit if the Insured has a life expectancy of twelve months or less.  There is no cost or charge for this rider.

The minimum accelerated death benefit You may request is 25% of the Death Benefit under Your Policy.  The maximum accelerated death benefit you may request is the lesser of 80% of the Death Benefit as of the date the first request is paid or $250,000, including all other accelerated death benefit amounts under all policies issued by Us on the life of the Insured.  Upon Your request for an accelerated death benefit, We will reduce the Death Benefit by a proportionate amount of any outstanding Policy loan balance and multiply the remainder by the amount of the acceleration percentage.  We then deduct an administrative fee of up to $150.  The amount of the accelerated death benefit will be paid to You in a single sum.

Any remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit.  The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit.

The coverage provided by this rider will end upon Your written request to cancel it, upon surrender of the Policy, or the date of the Insured’s death.

You should be aware that receiving benefits under this rider may affect the Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs.  You should consult a tax advisor to consider any tax consequences that may arise when benefits are paid under this rider.

Guaranteed Paid-Up Insurance Option
This option allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from this Policy.  You may elect this option by giving Notice to Us.  Upon election of this option, all additional benefits attached to this Policy will terminate unless otherwise provided.  You will not pay any further premiums nor will any further premiums be allowed. The Death Benefit Option will be Option A.

Upon receiving Your request, We will calculate the amount of Guaranteed Paid-Up Insurance based on the age of the Insured at the time You elect this option, the net single premium mortality table and the net single premium interest rate under Your Policy (for a discussion of net single premiums, please see the section above titled “Minimum Death Benefit”).  The amount of Guaranteed Paid-Up Insurance will be the lesser of:

1.	the amount of paid-up insurance purchased using the entire Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium; or

2.
the amount of paid-up insurance purchased using a portion of the Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium such that the amount at risk on the paid-up insurance is no greater than the amount at risk on this Policy on the date of election.  The portion of the Surrender Value less any outstanding Policy loan balance not applied to provide the paid-up insurance will be paid to You.

You may choose to continue any existing Policy loan under this option.  In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above.

When You elect this option, the Unloaned Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account.  Subsequently, Your insurance benefits will not vary with the investment return.  Policy Values will continue to be calculated as described above with the following modifications:

1.	the monthly additional mortality charge, if any, and the policy charge will no longer be made;

2.
the guaranteed interest rate, the monthly interest factor and the guaranteed cost of insurance charges used in determining surrender values will be the based upon the Net Single Premium interest rate and the Net Single Premium table;

3.	the Additional Risk Percentage, if any, will no longer be applied; and

4.	surrender charges will no longer apply.

Once You elect this option, You may surrender Your Guaranteed Paid-Up Insurance at any time for its Surrender Value less any outstanding Policy loan balance.  Your surrender request will be effective on the date We receive Your Notice and this Policy.

FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We deduct these fees and charges under the Policy in consideration for: (1) the services and benefits We provide; (2) the costs and expenses We incur; and (3) the risks We assume. The fees and charges deducted under the Policy may result in a profit to Us.

Transaction Fees
The following are the transaction fees and charges that We deduct.

Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount.  The current premium charge is 5.00% of each premium payment made.  The guaranteed maximum premium charge is 8.00% of each premium payment made.  We may change the current premium charge from time to time, but it will never exceed the guaranteed maximum premium charge.

The premium charge is intended to compensate Us for Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

The Policy is distributed through First Investors Corporation (“FIC”), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FIC and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FIC as the underwriter.  These Selling Firms may be affiliated with Us.  FIC pays its representatives a percentage of the premium on Policies that they sell.  FIC pays commissions to the Selling

Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FIC pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.

In addition, in an effort to promote the sale of Our products, We and FIC may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FIC also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FIC may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.

Surrender Charges
We charge a surrender charge for any full surrender or partial withdrawal of Total Accumulation Value.  The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk.  The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased.

Any increase in Face Amount that You request will be subject to new surrender charges based upon the Insured’s characteristics at the time of the request.  Increases in Face Amount which automatically result from a change in Death Benefit Option will not be subject to new surrender charges.

The new surrender charges will apply only to the associated increase in Face Amount.  When You request a full surrender or partial withdrawal, We will calculate the reduction in Face Amount by first reducing any requested increases in Face Amount that have not already been surrendered or decreased, in the reverse chronological order in which the increases were made, and then against the initial Face Amount which is still in effect.  The surrender charge will be calculated based upon the initial surrender charges or the new surrender charges, as applicable.

The surrender charge will be deducted from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.

Partial Withdrawal Processing Fee
We charge a $25 processing fee for any partial withdrawal from the Policy to compensate us for administrative costs related to processing Your partial withdrawal request.  We will deduct this charge from the Unloaned Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the fee will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Unloaned Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.

Transfer Fees
We charge a $10 fee for transfers of the Unloaned Accumulation Value in excess of four per Policy Year, including those involving the Fixed Account but excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Periodic Charges
The following describes the fees and expenses that We may deduct periodically over the life of the Policy.

Monthly Deductions

Policy Charge
Each Monthly Deduction Date, We impose a policy charge for Our administrative expenses of $10 per month.  We guarantee that this charge will not be more than $10.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.

Cost of Insurance Protection
Each Monthly Deduction Date, We will deduct a charge for the cost of insurance protection.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The cost of insurance charge is determined by the insurance rates applicable to Your Policy based upon Your age, sex underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification.  The cost of insurance is equal to:

(a) x (b) x [1+(c)] + (d), where:

(a) is the monthly cost of insurance rate per $1,000 of net amount at risk;

(b) is the net amount at risk;

(c) is the additional risk percentage; and

(d) is the monthly additional mortality charge.

Items (c) and (d) are applicable only if this Policy or a portion of this Policy is subject to a substandard underwriting classification.

The net amount at risk is equal to the Death Benefit as of the Monthly Deduction Date divided by 0.0016516 (the monthly equivalent of an effective annual rate of 2.0%), less the Total Accumulation Value as of the Monthly Deduction Date (before this cost of insurance).

The Death Benefit varies based upon the Death Benefit option chosen and the Total Accumulation Value.  The Total Accumulation Value varies based upon the performance of the Subaccounts selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon Our underwriting of Your Policy.  This determination is based on various factors including the Insured’s issue age, gender, underwriting class, Policy Year and Face Amount.  We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for Your Policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the net amount at risk.  We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

Separate Account Charge
Each Monthly Deduction Date, We deduct from the Subaccount assets attributable to Your Policy a monthly separate account charge for the benefits We provide and the costs We incur in connection with the Policy.  The charge is calculated as a percentage of the assets You have allocated to the Subaccounts.  This charge is deducted from each Subaccount according to the proportion of each account’s value to the Subaccount Accumulation Value.  The guaranteed maximum separate account charge is an effective annual rate of 0.50% of Your Subaccount Accumulation Value.  The current separate account charge is equal to an effective annual rate of 0.50% of Your Subaccount Accumulation Value for the first 20 years of the Policy, and 0.25% thereafter.  We may change the current separate account charge from time to time, but it will never exceed the guaranteed maximum separate account charge for Your Policy.

The separate account charge is determined by multiplying the Subaccount Accumulation Value, after the deduction of the cost of insurance charge and any other monthly charges, by the monthly equivalent of the annual separate account charge percentage.

Face Amount Charge
Each Monthly Deduction Date, We will deduct a Face Amount charge.  The charge is calculated based upon each $1,000 of Face Amount You select and may vary based upon Your age, sex and underwriting classification.  The charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.  The guaranteed maximum charge for all years is $0.100 per thousand of Face Amount You select.  The current charge is the same as the guaranteed charge for the first 10 years of the Policy, and then becomes $0.00 thereafter.  We may change the current charge per thousand of Face Amount from time to time, but it will never exceed the guaranteed charge per thousand of Face Amount for Your Policy.

Optional Rider Charges
Each Monthly Deduction Date, We charge an additional monthly charge for each optional insurance rider that You select for Your Policy. See “Optional Riders” section of the table entitled “Periodic Charges Other Than Fund Operating Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional monthly charge for each optional insurance rider.

Other Periodic Charges

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6.00% compounding on each Policy anniversary.  Loan interest is due on each Policy Anniversary.  If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account E. However, in the event that We were to incur such taxes, We reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest total annual Fund operating expenses as of December 31, 2013 were 0.79% and 2.28% respectively.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.

OTHER PROVISIONS
Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid (“Right to Examine Period”).  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).  At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Beneficiary
This is the person(s) You designate in the Application to receive the Death Benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us. An irrevocable Beneficiary designation cannot be changed without the written consent of such Beneficiary.  A change of Beneficiary designation will revoke any previous designation.

Unless otherwise provided in the Beneficiary designation (1) if any Beneficiary dies before the Insured, that Beneficiary's interest will pass to the remaining Beneficiaries according to their respective interests; or (2) if no Beneficiary survives the Insured, the Death Benefit proceeds will be paid in one lump sum to You, if You are still alive otherwise, to Your estate.

Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) We cannot determine the amount because the New York Stock Exchange is closed for trading (except for normal holiday closing), or (2) the SEC determines that a state of emergency exists which may make such payment impractical.

Under a Policy continued as Guaranteed Paid-Up Insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We will pay interest. We will pay the interest from the date of receipt of the request to the date We make payment.

Right to Exchange Options
The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance policy.

Exchange Option 1
Within the first 18 months after the Policy's Issue Date, while this Policy is in force, You may exchange this Policy for a permanent fixed life insurance policy that We issue on the Insured’s life.  You must request such an exchange by giving us Notice.

You do not need to provide evidence of insurability when exercising this option.  The new policy will have a level Face Amount equal to the Face Amount of this Policy.  The new policy will have the same Issue Date, Age, and underwriting class as this Policy and the same benefit riders only if such riders are available on the new policy.  We base premiums for the new policy on the premium rates for the new policy that were in effect and the Insured’s attained Age on this Policy’s Issue Date.  The new policy will be issued on a substantially comparable General Account plan of insurance.  The new policy’s owner and beneficiary will be the same as those of this Policy on the effective date of the exchange.

Issuance of the new policy will be subject to the payment of a Required Amount.  The Required Amount is equal to this Policy’s Total Accumulation Value plus all charges assessed to this Policy accumulated at the Net Single Premium interest rate minus the Gross Premiums of the proposed new policy accumulated at the Net Single Premium interest rate.  If the Required Amount is positive, We pay that amount to You.  If the Required Amount is negative, You pay that amount to us.  We will issue the new policy within 31 days of receiving both this Policy and any Required Amount at Our Administrative Office.  If both this Policy and any Required Amount are not received by that time, Your request to exercise Your right to exchange policies will be considered withdrawn.

Exchange Option 2
If any Fund in which You are invested changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new policy will be issued at the attained Age of the Insured at the time of the exchange on a substantially comparable General Account plan of insurance. The Face Amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1. The Unloaned Accumulation Value of this policy on the date of exchange if You elect to surrender this policy; or

2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts.

We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

Age and Sex
If the age or sex of the Insured has been misstated, Policy benefits will be adjusted to those that would be purchased by the most recent monthly deduction for the cost of insurance applied to the cost of insurance rate at the correct age or sex.

Incontestability
All statements made in the Application by or on behalf of the Insured are representations and not warranties.  We may use any misstatements or misrepresentations to contest a claim or the validity of this Policy only if they are material and contained in the Application and a copy of such Application is attached to this Policy when issued or subsequent to issue, as applicable.

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Issue Date.

Any increase in Face Amount You request after the Issue Date will be incontestable after such increase has been in effect for two years during the lifetime of the Insured.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.  However, this prospectus describes the material features and benefits of the Policy.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life.

Suicide
If the Insured commits suicide within two years from the Policy's Issue Date, Our liability under the Policy is limited to all premiums paid less any indebtedness.

If the Insured dies by suicide within two years of the effective date of any increase in Face Amount requested by You, Our liability with respect to such increase will be limited to the total of the Monthly Deductions made for such increase.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■           The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

■           The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial withdrawal of the Policy; and

■           Transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans
The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued, unless it is issued in exchange for a MEC.  However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial withdrawal, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your policy that might cause it to be treated as a MEC.

Policies that are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial withdrawal after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial withdrawal exceeds Your basis in the Policy. In other words, partial withdrawals after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy Years, the portion of the partial withdrawal that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that are MECs
A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also Policy loans. Thus, Policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if You so request in writing, before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the Federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The American Taxpayer Relief Act of 2012 (the “Act”), which was enacted on January 2, 2013, provides an exemption for purposes of federal estate tax of $5 million (adjusted for inflation for calendar years after 2010, with a 2013 exemption of $5.25 million) and a top estate tax rate of 40 percent for deaths that occur after December 31, 2012.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under a Policy will generally be included in the Insured's estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If the Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Act provides an exemption to the GSTT of $5 million (adjusted for inflation for calendar years after 2011, with a 2013 exemption of $5.25 million) and a GSTT tax rate of 40 percent for transfers made after December 31, 2012.

Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B and no charge is currently assessed against the Separate Account for such taxes. If We incur such taxes in the future, We may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be “adequately diversified” in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be taxed on the earnings of the Subaccount(s) in which You were invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds available under the Policy sells its shares not only to Separate Account B but also to other separate accounts which fund variable life and annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of the Separate Account may cause the Policyowner, rather than Us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, We do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions to Us for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■           Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■           Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■           Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, including to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and Separate Account E are in the Statement of Additional Information.

APPENDIX A

Waiver of Specified Monthly Deduction Rider

Please note that the discussion below describes the significant terms and conditions of the rider as they apply to the residents of Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Under the terms of the rider, if the Insured becomes totally disabled before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.

For the purposes of this rider, total disability means that the Insured is unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation.  The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 60, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate one or more physicians to examine the Insured at reasonable intervals.  Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force.  The rider will terminate when the Policy lapses, the Policy Anniversary on which the Insured attains age 60, or upon Your written request.

GLOSSARY

Frequently used terms You need to know to understand this Policy are defined below.  The meaning of other terms in the Policy are defined in the context of the paragraph in which they first appear.

Administrative Office is the office to which Notices, correspondence requests and payments must be sent.  The address for the Administrative Office is: First Investors Life Insurance Company, In Force Services Department, Raritan Plaza 1, P.O. Box 7836, Edison, NJ 08818-7836.  We will notify You in writing and provide You with an address if We designate another office for policy administration and/or the receipt of Notices, correspondence, requests and payments.

Application is the application (including supplemental applications) for this Policy which are attached to and made a part of this Policy.

Age is the Insured’s age on his or her last birthday.

Beneficiary is the party(ies) named in the Application to whom the Death Proceeds are to be paid upon the Insured’s death, unless changed later as provided in the Policy.

Business Day means each day the NYSE is open for regular trading

Company (also “we”, “us” or “our”) means First Investors Life Insurance Company

Face Amount is the dollar amount of insurance coverage You select.  It is part of the calculation of the Death Proceeds.  The current minimum Face Amount for a Policy is $100,000.

Fixed Account Accumulation Value is the Accumulation Value in the Fixed Account.

Fund(s) are the open-end management companies registered under the Investment Company Act of 1940, as amended (“the Act”).  The Subaccounts purchase shares of designated investment portfolios of a Fund with the assets of the Separate Account.

General Account consists of all assets of the Company other than those allocated to any Separate Account of the Company.

Insured is the named person upon whose death the Death Proceeds are paid.

Issue Date is the date the Policy is issued.  It is the date from which certain policy provisions are measured.

Loan Account Accumulation Value is the Accumulation Value that is transferred to Our General Account that corresponds to Policy loans You take.  It is increased by Policy loans and decreased by loan repayments.

Maturity Date is the date on which this Policy terminates if the Insured is still living and if this Policy has not been surrendered or lapsed.

Monthly Deduction is the total of the charges due and payable on each Monthly Deduction Date including the policy charge, the cost of insurance charge, the separate account charge, the face amount charge and any charges for additional benefit riders. When the Waiver of Specified Monthly Deduction Rider is in effect, the Monthly Deduction is comprised of the separate account charge alone.

Monthly Deduction Date is the date of each one-month interval as measured from the Issue Date on which the monthly policy charges/premiums are charged to the Total Accumulation Value.

Net Premium is the premium less the Premium Charge.

Net Surrender Value is equal to the Surrender Value less any Policy loan balance.

NYSE means the New York Stock Exchange

Notice is a signed, written communication providing information we need.  We may authorize in advance another manner of communication at our discretion.  All Notices to us must be sent to our Administrative Office and received in good order acceptable to us.

Owner (also “You” or “Your”) is the person who is entitled to the ownership rights under this Policy, unless changed in accordance with our policies.

Policy Anniversary is the date of each one-year interval as measured from the Issue Date.

Policy Months are successive one-month periods measured from the Issue Date.

Policy Quarters are successive three-month periods measured from the Issue Date.

Policy Years are successive twelve-month periods measured from the Issue Date.

Policy Schedule are the pages of this Policy so titled which show the Policy Owner(s), Insured, benefits, premiums and other information.

Right to Examine Period is the period of time available to You to review Your Policy and cancel it for a refund of premiums paid.  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).

SEC means the Securities and Exchange Commission.

Specified Monthly Deduction is the Monthly Deduction plus the premium charge and excluding the separate account charge.

Subaccount Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts to which You have allocated.

Surrender Value means the Unloaned Accumulation Value less the applicable surrender charge.

Total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account and the Loan Account.

Unloaned Accumulation Value is the sum of the Accumulation Values in each of the Subaccounts and the Fixed Account.

Valuation Day means any day on which the New York Stock Exchange is open for trading and on which we are open for business.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated March 31, 2014, supplemented as of May 1, 2014, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at First Investors Life Insurance Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at (800) 832-7783 or by visiting Our website www.firstinvestors.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 811-21742

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VARIABLE UNIVERSAL LIFE

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

THROUGH

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

Statement of Additional Information dated March 31, 2014, supplemented as of May 1, 2014

This Statement of Additional Information (“SAI”) supplements the information in the Prospectus for Variable Universal Life, a Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) offered by First Investors Life Insurance Company through First Investors Life Separate Account E (“Separate Account E”).  This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Policy dated March 31, 2014, supplemented as of May 1, 2014.  The Prospectus for the Policy may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in the Prospectus.

GENERAL DESCRIPTION

           First Investors Life Insurance Company.  First Investors Life Insurance Company, 40 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary Administrative Data Management Corp. since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FIL and FICC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FIL, FIC, ADM and FICC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer First Investors Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBardon 2010-2011; Director Jefferson Wells 2008-2009.

Steven Guterman	Director	Director FIL and FICC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010; Senior Managing Director AIG Investments 2001-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.

2

Name	FIL Office	Principal Occupation for Last Five Years
William M. Lipkus	Chairman, Director, Vice President and Chief Administrative Officer
Chief Executive Officer (since 2012), President (since 2012), Treasurer 1999-2013, Chief Financial Officer 1997-2013 and Chief Administrative Officer since 2012 of FICC; Chairman (since 2012), Director (since 2007), Chief Financial Officer 1998-2013 and Chief Administrative Officer (since 2012) of FIMCO; Chairman (since 2012), Director (since 2011), Treasurer 1999-2013, Chief Financial Officer 1998-2013 and Chief Administrative Officer (since 2012) of FIC; Chairman (since 2012), Director (since 2007), Treasurer 1998-2013, Chief Financial Officer 1998-2013 and Chief Administrative Officer (since 2012) of Administrative Data Management Corp.; Chairman (since 2012), Director (since 2012), Vice President (since 1996), Treasurer 1996-2013, Chief Financial Officer 1996-2013 and Chief Administrative Officer (since 2012) of FIL; and Board of Managers, Chairman and Chief Financial Officer (since 2012) of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director FIL and FICC since 2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL and FICC since 2012; Managing Director and Co-Leader at New York Forum Golden Seeds, LLC since 2005; Principal McCarthy Group, LLC since 2002.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011; Director of FIL since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003; and Board of Managers of First Investors Advisory Services, LLC since 2012.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  We maintain the records and accounts of Separate Account E.

3

Independent Registered Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, was selected as the independent registered public accounting firm for Separate Account E and First Investors Life Insurance Company for the years 2013, 2012 and 2011.

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account E and First Investors Life Insurance Company for the years 2010 and 2009.

Underwriter.  First Investors Life and Separate Account E have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and FIMCO, has its principal business address and executive offices at 40 Wall Street, New York, New York 10005.  The Policy is a new product and no sales have occurred prior to the date of this SAI and its corresponding Prospectus.  First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.  For the fiscal years ending December 31, 2011, 2012 and 2013, FIC received fees of $374,872, $879,426 and $775,315, respectively, in connection with the distribution of Separate Account E policies in a continuous offering.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FIC or by other broker-dealers who have selling agreements with FIC. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulation Authority.

We pay FIC a commission on Policies sold.  In the first policy year, we pay FIC a commission of 99% of premiums paid up to the target premium and 6% of premiums paid in excess of the target premium.  In policy years 2-10, we pay FIC a commission of 5% of premium payments.  We pay FIC a commission of 3% of premium payments thereafter.  Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FIC is, in turn, responsible for paying First Investors representatives all commissions and other compensation that may be due to them for selling the Policy. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

4

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period, less
	(3)	the per share amount of any taxes charged by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

5

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =	A + B
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current
	Valuation Period.
	Assume	=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by us.
	Assume	=	$0
C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume	=	$8.39000000

Then, the Net Investment Factor = 8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A =	The Unit Value for the immediately preceding Valuation Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274	=	$1.484216622

6

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Financial Statements

December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Table of Contents

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Separate Account E:

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Separate Account E (collectively, “Separate Account E”), as of December 31, 2013, the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account E’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account E as of December 31, 2013, the results of its operations for the year then ended, changes in its net assets for the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
March 10, 2014

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2013

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Opportunity	Total Return	Equity Income	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$1,062,935	$4,375,830	$14,060,457	$5,641,164	$3,967,385	$3,294,187	$2,405,517	$4,553,680	$1,311,343	$1,359,288	$5,864,150	$502,569

Liabilities:
Payable to First Investors
Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	1,062,935	4,375,830	14,060,457	5,641,164	3,967,385	3,294,187	2,405,517	4,553,680	1,311,343	1,359,288	5,864,150	502,569

Net assets represented by contracts in accumulation period	$1,062,935	$4,375,830	$14,060,457	$5,641,164	$3,967,385	$3,294,187	$2,405,517	$4,553,680	$1,311,343	$1,359,288	$5,864,150	$502,569

See accompanying notes to financial statements
2

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
Year ended December 31, 2013

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Opportunity	Total Return	Equity Income	Target Maturity 2015
Investment income:
Income:
Dividends	$—	$179,527	$173,839	$43,252	$42,275	$12,093	$53,020	$151,773	$—	$—	$93,510	$19,481
Expenses:
Mortality and expense risks (note 5)	17,418	62,429	204,411	83,992	61,276	47,620	38,768	73,305	8,357	9,010	84,605	8,228
Net investment income (loss)	(17,418)	117,098	(30,572)	(40,740)	(19,001)	(35,527)	14,252	78,468	(8,357)	(9,010)	8,905	11,253

Realized gains on investments:
Realized gain distributions	—	—	—	200,655	—	—	—	—	—	—	—	6,236
Realized gain (loss) on investments	—	2,566	130,042	36,995	6,869	29,698	(378)	1,158	1,738	377	35,942	1,804
Realized gains (losses)	—	2,566	130,042	237,650	6,869	29,698	(378)	1,158	1,738	377	35,942	8,040

Change in unrealized appreciation (depreciation) on investments	—	48,584	3,398,206	1,006,394	169,666	741,426	(106,793)	(184,596)	156,159	79,611	1,130,536	(28,439)

Net increase (decrease) in net assets resulting from operations	$(17,418)	$168,248	$3,497,676	$1,203,304	$157,534	$735,597	$(92,919)	$(104,970)	$149,540	$70,978	$1,175,383	$(9,146)

See accompanying notes to financial statements
3

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012

	Cash Management		Fund for Income (1)		Growth and Income		Special Situations (1)		International		Select Growth
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(17,418)	$(20,226)	$117,098	$64,306	$(30,572)	$(39,787)	$(40,740)	$(39,251)	$(19,001)	$(10,315)	$(35,527)	$(28,601)
Realized gain distributions	—	—	—	—	—	—	200,655	263,965	—	—	—	—
Realized gain (loss) on investments	—	—	2,566	1,564	130,042	17,756	36,995	8,724	6,869	6,644	29,698	16,093
Change in unrealized appreciation (depreciation) on investments	—	—	48,584	131,194	3,398,206	949,220	1,006,394	(21,338)	169,666	405,548	741,426	137,127
Net increase (decrease) in net assets resulting from operations	(17,418)	(20,226)	168,248	197,064	3,497,676	927,189	1,203,304	212,100	157,534	401,877	735,597	124,619

From contract transactions:
Net insurance premiums from contract owners	(33,879)	328,974	1,351,616	1,434,012	2,384,261	3,047,193	743,940	1,454,706	730,348	908,380	566,072	1,022,034
Transfers between sub-accounts	10,304	69,767	160,776	33,564	(526,703)	(136,920)	(154,785)	34,163	203,991	(166,294)	(66,878)	15,071
Cost of insurance (note 5)	(9,952)	(11,792)	(37,258)	(20,293)	(131,486)	(83,092)	(49,190)	(32,072)	(37,503)	(26,380)	(26,709)	(15,857)
Transfers for contract benefits and terminations	(85,649)	(69,428)	(40,387)	(121,042)	(232,667)	(86,114)	(60,421)	(24,969)	(50,061)	(43,022)	(45,981)	(6,208)
Increase (decrease) in net assets derived from contract transactions	(119,176)	317,521	1,434,747	1,326,241	1,493,405	2,741,067	479,544	1,431,828	846,775	672,684	426,504	1,015,040
Net increase (decrease) in net assets	(136,594)	297,295	1,602,995	1,523,305	4,991,081	3,668,256	1,682,848	1,643,928	1,004,309	1,074,561	1,162,101	1,139,659

Net assets:
Beginning of year	1,199,529	902,234	2,772,835	1,249,530	9,069,376	5,401,120	3,958,316	2,314,388	2,963,076	1,888,515	2,132,086	992,427
End of year	$1,062,935	$1,199,529	$4,375,830	$2,772,835	$14,060,457	$9,069,376	$5,641,164	$3,958,316	$3,967,385	$2,963,076	$3,294,187	$2,132,086

(Continued)
See accompanying notes to financial statements
4

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012

	Government		Investment Grade		Opportunity		Total Return		Equity Income (1)		Target Maturity 2015
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$14,252	$10,150	$78,468	$48,288	$(8,357)	$—	$(9,010)	$—	$8,905	$(3,412)	$11,253	$10,738
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	6,236	4,790
Realized (gain) loss on investments	(378)	2,457	1,158	14,709	1,738	—	377	—	35,942	25,371	1,804	8,086
Change in unrealized appreciation (depreciation) on investments	(106,793)	(10,305)	(184,596)	164,055	156,159	—	79,611	—	1,130,536	255,391	(28,439)	(28,205)
Net increase (decrease) in net assets resulting from operations	(92,919)	2,302	(104,970)	227,052	149,540	—	70,978	—	1,175,383	277,350	(9,146)	(4,591)

From contract transactions:
Net insurance premiums from contract owners	461,541	872,317	767,734	1,626,562	1,202,691	—	1,276,220	—	1,004,512	1,049,960	52,790	57,572
Transfers between sub-accounts	117,426	93,732	318,769	65,421	(29,870)	—	17,858	—	(74,087)	(19,224)	20,982	10,720
Cost of insurance (note 5)	(25,858)	(19,000)	(43,941)	(29,653)	(4,703)	—	(5,773)	—	(54,711)	(38,580)	(6,515)	(7,341)
Transfers for contract benefits and terminations	2,560	(126,966)	(23,079)	(165,525)	(6,315)	—	5	—	(41,210)	(161,813)	(61,828)	(2)
Increase (decrease) in net assets derived from contract transactions	555,669	820,083	1,019,483	1,496,805	1,161,803	—	1,288,310	—	834,504	830,343	5,429	60,949
Net increase (decrease) in net assets	462,750	822,385	914,513	1,723,857	1,311,343	—	1,359,288	—	2,009,887	1,107,693	(3,717)	56,358

Net assets:
Beginning of year	1,942,767	1,120,382	3,639,167	1,915,310	—	—	—	—	3,854,263	2,746,570	506,286	449,928
End of year	$2,405,517	$1,942,767	$4,553,680	$3,639,167	$1,311,343	$—	$1,359,288	$—	$5,864,150	$3,854,263	$502,569	$506,286

See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

5

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

(1)	Organization

First Investors Life Separate Account E (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account E and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Opportunity, Total Return, Equity Income, and Target Maturity 2015.  FIL offers a modified single premium variable life product, the consideration of which, is invested in Separate Account E.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

(2)	Significant Accounting Practices

	(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 10, 2014, were evaluated in the preparation of the financial statements.

	(c)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

6	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

(e) Federal Income Taxes

Separate Account E is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.

(3)	Investments

Investments consist of the following at December 31, 2013:

	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund:
Cash Management	1,062,935	$1.00	$1,062,935	$1,062,935
Fund for Income	640,150	6.84	4,375,830	4,205,044
Growth and Income	313,231	44.89	14,060,457	9,741,883
Special Situations	144,744	38.97	5,641,164	4,378,576
International	192,398	20.62	3,967,385	3,511,885
Select Growth	259,582	12.69	3,294,187	2,317,744
Government	242,888	9.90	2,405,517	2,480,085
Investment Grade	412,940	11.03	4,553,680	4,500,108
Opportunity	93,125	14.08	1,311,343	1,155,183
Total Return	117,027	11.62	1,359,288	1,279,676
Equity Income	280,676	20.89	5,864,150	4,374,739
Target Maturity 2015	34,271	14.66	502,569	512,105

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Cash Management	$(23,574)	$113,019
Fund for Income	1,691,919	140,074
Growth and Income	2,558,100	1,095,267
Special Situations	987,849	348,389
International	976,614	148,840
Select Growth	578,165	187,189
Government	631,986	62,065
Investment Grade	1,238,276	140,325
Opportunity	1,202,691	49,246
Total Return	1,294,078	14,779
Equity Income	1,098,022	254,614
Target Maturity 2015	99,489	76,571

7	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2013 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds. Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient transaction volume exists. In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2013.

Cash Management	$1,062,935
Fund for Income	$4,375,830
Growth and Income	$14,060,457
Special Situations	$5,641,164
International	$3,967,385
Select Growth	$3,294,187
Government	$2,405,517
Investment Grade	$4,553,680
Opportunity	$1,311,343
Total Return	$1,359,288
Equity Income	$5,864,150
Target Maturity 2015	$502,569

8	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

	2013			2012
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)

Cash Management	655,818	(667,945)	(12,127)	699,827	(673,432)	26,395
Fund for Income	93,651	(5,589)	88,062	101,782	(11,849)	89,933
Growth and Income	115,819	(35,161)	80,658	217,380	(19,890)	197,490
Special Situations	36,182	(14,681)	21,501	92,818	(6,305)	86,513
International	51,384	(3,273)	48,111	59,820	(16,368)	43,452
Select Growth	39,273	(9,467)	29,806	98,678	(10,930)	87,748
Government	39,687	(2,276)	37,411	69,269	(11,894)	57,375
Investment Grade	65,987	(2,841)	63,146	119,784	(19,587)	100,197
Opportunity	95,152	(2,027)	93,125	—	—	—
Total Return	118,022	(995)	117,027	—	—	—
Equity Income	60,274	(13,015)	47,259	86,412	(26,693)	59,719
Target Maturity 2015	900	(1,090)	(190)	10,574	(6,972)	3,602

(5)	Separate Account Charge and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Modified Single Premium Variable Life Contracts, FIL computes the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.

A monthly charge is also made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

9	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

(6)	Financial Highlights Table

	Net assets
	Units 1	Unit value ($)	($000s)	Investment income ratio (%) 2	Expense ratio (%) 3	Total return (%) 4

Cash Management:
December 31:
2013	94,363	11.263	1,063	—	—	—
2012	106,491	11.263	1,200	—	—	—
2011	80,096	11.263	902	—	—	—
2010	29,963	11.263	338	—	—	—
2009	18,260	11.263	206	0.13	—	0.17

Fund for Income:
December 31:
2013	272,352	16.082	4,376	5.05	—	6.88
2012	184,290	15.047	2,773	5.03	—	13.51
2011	94,357	13.256	1,250	6.59	—	5.66
2010	75,063	12.547	940	7.18	—	13.71
2009	65,467	11.034	721	9.37	—	35.15

Growth and Income:
December 31:
2013	737,152	19.061	14,060	1.48	—	38.06
2012	656,493	13.806	9,069	1.20	—	17.46
2011	459,003	11.755	5,401	1.50	—	2.37
2010	262,448	11.483	3,019	1.03	—	16.19
2009	234,741	9.883	2,321	1.81	—	28.04

Special Situations:
December 31:
2013	263,950	21.352	5,641	0.90	—	30.88
2012	242,449	16.314	3,958	0.49	—	10.01
2011	155,936	14.830	2,314	0.46	—	2.24
2010	130,397	14.504	1,893	0.82	—	26.57
2009	120,529	11.459	1,383	1.22	—	30.76

International:
December 31:
2013	237,549	16.696	3,967	1.20	—	6.77
2012	189,438	15.638	2,963	1.32	—	20.85
2011	145,987	12.940	1,889	2.00	—	0.64
2010	121,849	12.858	1,566	—	—	13.45
2009	119,327	11.333	1,352	4.19	—	23.24

10	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

	Net assets
	Units1	Unit value ($)	($000s)	Investment income ratio (%)2	Expense ratio (%)3	Total return (%)4
Select Growth:
December 31:
2013	215,555	15.279	3,294	0.44	—	33.15
2012	185,750	11.475	2,132	0.04	—	13.30
2011	98,002	10.128	992	0.12	—	5.25
2010	51,894	9.623	499	0.15	—	21.10
2009	32,759	7.946	260	—	—	9.90

Government:
December 31:
2013	176,987	13.602	2,406	2.40	—	(2.47)
2012	139,576	13.947	1,943	2.37	—	1.95
2011	82,202	13.681	1,120	3.16	—	5.41
2010	64,853	12.979	838	3.59	—	4.82
2009	50,309	12.382	623	3.73	—	4.28

Investment Grade:
December 31:
2013	304,966	14.944	4,554	3.64	—	(0.80)
2012	241,820	15.065	3,639	3.45	—	11.23
2011	141,622	13.543	1,915	4.52	—	6.23
2010	124,131	12.749	1,579	4.34	—	9.26
2009	97,277	11.669	1,135	5.44	—	20.94

Opportunity: 5
December 31:
2013	93,125	14.080	1,311	—	—	39.96
2012	—	10.060	—	—	—	0.60

Total Return: 5
December 31:
2013	117,027	11.620	1,359	—	—	17.02
2012	—	9.930	—	—	—	(0.70)

Equity Income:
December 31:
2013	334,293	17.512	5,864	1.92	—	30.53
2012	287,034	13.416	3,854	1.64	—	11.20
2011	227,315	12.065	2,747	1.86	—	1.53
2010	184,882	11.883	2,201	2.05	—	13.84
2009	176,947	10.394	1,840	2.99	—	21.03

Target Maturity 2015:
December 31:
2013	34,477	14.573	503	4.12	—	(0.19)
2012	34,667	14.601	506	4.00	—	0.84
2011	31,065	14.480	450	3.54	—	7.14
2010	28,779	13.515	389	3.94	—	8.58
2009	29,568	12.447	368	3.43	—	(2.22)

11	(Continued)

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Notes to Financial Statements

December 31, 2013

1	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3
These amounts represent the annualized contract expenses of the separate account, for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5	The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying financial highlights in Note 6 of the financial statements of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Separate Account E (collectively, “Separate Account E”), for the years ended December 31, 2010 and 2009.  These financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account E’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account E’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights of each of the individual sub-accounts which comprise Separate Account E for the years ended December 31, 2010 and 2009, present fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY

Statutory Financial Statements

December 31, 2013, 2012 and 2011

(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Table of Contents

Page

Independent Auditors’ Report for the years 2013, 2012 and 2011	1

Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, December 31, 2013 and 2012	3

Statutory Statements of Income, years ended December 31, 2013, 2012 and 2011	4

Statutory Statements of Changes in Capital and Surplus, years ended

December 31, 2013, 2012 and 2011	5

Statutory Statements of Cash Flows, years ended December 31, 2013, 2012 and 2011	6

Notes to Statutory Financial Statements	7

Supplementary Schedule – Reinsurance	26

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:

We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the three-year period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2013 and 2012, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2013, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplementary schedule – reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

New York, New York
March 10, 2014

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2013 AND 2012
(in US dollars)

	2013	2012
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2013 - $359,235,930; 2012 - $318,463,077)	$345,004,981	$290,825,789
Cash and cash equivalents	18,850,668	9,884,804
Receivable for securities	8,438
Policy loans	82,134,010	76,125,458

Total Cash and Invested Assets	445,998,097	376,836,051

Deferred and uncollected premiums	3,682,233	3,401,319
Accrued investment income	7,318,556	6,477,851
Admitted deferred tax assets	4,612,000	4,605,000
Current income tax recoverable	1,137,963	1,826,014
Other assets	348,607	186,726

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	463,097,456	393,332,961

Separate account assets	1,178,349,233	947,792,269

TOTAL ADMITTED ASSETS	$1,641,446,689	$1,341,125,230

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$244,167,231	$230,277,074
Annuity reserves	160,765,409	104,884,719
Claims and other contract liabilities	11,390,958	10,712,767
Interest Maintenance Reserve	1,463,965	1,893,594
Asset Valuation Reserve	2,014,985	1,639,367
Accounts payable and accrued liabilities	4,176,639	6,101,557
Net transfers due from separate accounts	(12,695,482)	(8,701,513)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	411,283,705	346,807,565

Separate account liabilities	1,178,349,233	947,792,269

TOTAL LIABILITIES	1,589,632,938	1,294,599,834

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	42,779,409	37,491,054

TOTAL CAPITAL AND SURPLUS	51,813,751	46,525,396

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,641,446,689	$1,341,125,230

See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(in US Dollars)

	2013	2012	2011
REVENUES
Premiums and annuity considerations	$182,054,688	$126,596,628	$111,614,429
Investment income	18,353,926	16,972,883	15,051,259
Amortization of interest maintenance reserve	661,980	596,710	712,097
Income from fees associated with investment management, administration & contract guarantees from separate accounts	8,748,607	7,640,369	7,226,534
Other income	204,539	207,586	217,616

TOTAL REVENUES	210,023,740	152,014,176	134,821,935

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	89,518,178	85,902,743	83,274,577
Increase in life and annuity reserves	69,770,848	44,952,396	35,814,274
Net transfers to (from) separate accounts	8,011,495	(16,675,633)	(21,538,235)
Commissions and expense allowances	13,249,915	10,014,724	10,055,772
Operating expenses	15,625,562	13,404,633	12,848,667

TOTAL BENEFITS AND EXPENSES	196,175,998	137,598,863	120,455,055

Net gain from operations before dividends to policyholders and federal income taxes	13,847,742	14,415,313	14,366,880
Dividends to policyholders	925,700	809,050	783,911

Net gain from operations before federal income taxes	12,922,042	13,606,263	13,582,969
Federal income tax	3,068,355	3,311,512	3,297,629

NET GAIN FROM OPERATIONS	9,853,687	10,294,751	10,285,340
Net realized capital losses, net of transfers to IMR and net of taxes	-	-	(113,631)

NET INCOME	$9,853,687	$10,294,751	$10,171,709

See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(in US dollars)

	2013	2012	2011

BALANCE AT BEGINNING OF YEAR	$46,525,396	$36,537,135	$28,474,790
Net income	9,853,687	10,294,751	10,171,709
Change in unrealized gain (loss) on investments	4,223	(4,873)	650
Change in Asset Valuation Reserve	(375,618)	(320,349)	(172,898)
Change in non-admitted assets	(498,935)	315,606	32,288
Change in net deferred income taxes	53,998	(7,581)	(25,404)
Change in accounting principle	-	2,460,707	-
Dividends to stockholders	(3,749,000)	(2,750,000)	(1,944,000)
BALANCE AT END OF YEAR	$51,813,751	$46,525,396	$36,537,135

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2013, 2012 and 2011

(in US Dollars)

	2013	2012	2011

Cash flows from operating activities:
Premiums and other insurance amounts received	$181,711,154	$126,669,195	$111,205,061
Investment income received	21,354,771	18,596,294	15,863,077
Other receipts	8,953,146	7,847,955	7,444,150
Benefits and contract liabilities paid	(90,084,972)	(88,279,260)	(82,653,064)
Commissions and general expenses paid	(31,459,391)	(26,742,790)	(25,965,461)
Net transfers to separate accounts	(12,005,464)	15,912,249	20,672,902
Net cash provided by operating activities	78,469,244	54,003,643	46,566,665

Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	33,336,022	33,166,352	31,198,359
Purchase of investments securities	(92,810,870)	(80,936,428)	(69,687,171)
Purchase of furniture, equipment and other assets	(270,980)	-	(81,714)
Net increase in policy loans	(6,008,552)	(3,312,779)	(4,172,562)
Net cash provided by (used for) investing activities	(65,754,380)	(51,082,855)	(42,743,088)

Cash flows from financing activities:
Dividends paid	(3,749,000)	(2,750,000)	(1,944,000)
Net cash used for financing activities	(3,749,000)	(2,750,000)	(1,944,000)

Net increase (decrease) in cash and short term investments	8,965,864	170,788	1,879,577
Cash and short term investments:
Beginning of year	9,884,804	9,714,016	7,834,439
End of year	$18,850,668	$9,884,804	$9,714,016

The company paid federal income tax of $2,488,300 in 2013, $3,948,293 in 2012 and $3,226,359 in 2011.

See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940. The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. FICC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R. In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus. In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets). Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds is based on quoted market prices, where available or is estimated using values from independent pricing services.

	(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

● Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Depreciation of equipment of $41,844, $46,367 and $41,403 was included in net income for 2013, 2012 and 2011, respectively. Depreciation of leasehold improvements of $0, $26,598 and $31,918 was included in net income for 2013, 2012 and 2011, respectively. All remaining leasehold improvements totaling $159,590 were written off in 2012.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 65% and 60% in 2013 and 2012, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(o) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 10, 2014, have been evaluated in the preparation of the financial statements.

(4)	Investments

Investment income for the years indicated consists of the following:

	2013	2012	2011
Interest on fixed maturities	$14,108,106	$12,968,453	$11,266,513
Interest on short term investments	4,448	3,642	77
Interest on policy loans	4,889,299	4,560,522	4,304,984
Total investment income	19,001,853	17,532,617	15,571,574
Investment expense	647,927	559,734	520,315
Net investment income	$18,353,926	$16,972,883	$15,051,259

No accrued investment income was excluded as nonadmitted.

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

The amortized cost and estimated fair value of investments at December 31, 2013, and 2012 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2013:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$15,052,987	$640,984	$13,536	$15,680,435
Debt securities issued by
states of the U.S.	25,117,398	961,025	35,002	26,043,421
Corporate debt securities	304,834,596	14,691,998	2,014,520	317,512,074
	$345,004,981	$16,294,007	$2,063,058	$359,235,930

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2012:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$16,315,711	$1,099,382	$-	$17,415,093
Debt securities issued by
states of the U.S.	24,349,108	3,558,141	-	27,907,249
Corporate debt securities	250,160,970	23,063,070	83,305	273,140,735
	$290,825,789	$27,720,593	$83,305	$318,463,077

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2013		December 31, 2012
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$79,182,025	$1,952,918	$7,018,160	$83,305
12 months or more	3,677,163	110,140	-	-
	$82,859,188	$2,063,058	$7,018,160	$83,305

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2013, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	Cost	value

Due in one year or less	$6,676,268	$6,771,564
Due after one year through five years	117,599,774	127,314,716
Due after five years through ten years	178,814,688	182,407,378
Due after ten years	41,914,251	42,742,272
	$345,004,981	$359,235,930

Proceeds from sales of investments in bonds were $33,335,975, $31,361,287 and $31,198,359 in 2013, 2012 and 2011, respectively. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012. Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Realized gains (losses) transferred to the IMR were $232,351 in 2013, $330,378 in 2012 and $60,199 in 2011.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2013
Bonds	$-	$359,235,930	$-	$359,235,930	$345,004,981
Cash, cash equivalents and short-term securities	18,850,668	-	-	18,850,668	18,850,668
Separate account assets	1,178,349,233	-	-	1,178,349,233	1,178,349,233
	$1,197,199,901	$359,235,930	$-	$1,556,435,831	$1,542,204,882
December 31, 2012
Bonds	$-	$318,463,077	$-	$318,463,077	$290,825,789
Cash, cash equivalents and short-term securities	9,884,804	-	-	9,884,804	9,884,804
Separate account assets	947,792,269	-	-	947,792,269	947,792,269
	$957,677,073	$318,463,077	$-	$1,276,140,150	$1,248,502,862

There were no transfers between levels during 2013 and 2012.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2013, 2012 and 2011, the Company charged operations $93,491, $88,036 and $101,967, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% and 56.0% of its net life insurance in force at December 31, 2013 and 2012, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2013, 2012 and 2011, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2013, 2012 and 2011.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2013, 2012 and 2011, the Company paid approximately $2,821,189, $2,707,701 and $2,593,605, respectively, for these services. In addition, the Company paid an affiliate $13,640,896, $10,316,931 and $10,292,575 during 2013, 2012 and 2011, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.5% and 1.6% of individual life insurance in force at December 31, 2013 and 2012, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $42,779,409 and $37,491,054 at December 31, 2013 and 2012, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2013 and 2012 the Company paid ordinary dividends of $3,749,000 and $2,750,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2013 and 2012.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2013	2012
Unrealized gains (losses)	$-	$(4,223)
Nonadmitted assets	3,230,650	2,731,715
Asset valuation reserve	2,014,985	1,639,367
Deferred tax assets	7,057,984	7,003,986

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	(c)	As of December 31, 2013 the Company has $157,813,516 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2013 are shown in the following table.
		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	507,980,079	74.99%
At book value	153,104,087	22.60%
Not subject to discretionary withdrawal	16,304,684	2.41%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	677,388,850	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$677,388,850	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2012 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	411,733,144	78.39%
At book value	102,321,458	19.48%
Not subject to discretionary withdrawal	11,206,486	2.13%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	525,261,088	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$525,261,088	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2013 were:

	Gross	Net	Loading
Type:
Ordinary new business	$391,969	294,492	97,477
Ordinary renewal	2,600,361	3,387,741	(787,379)
Total	$2,992,330	3,682,233	(689,902)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2012 were:

	Gross	Net	Loading
Type:
Ordinary new business	$344,146	247,928	96,218
Ordinary renewal	2,549,735	3,153,391	(603,656)
Total	$2,893,881	3,401,319	(507,438)

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $507,000,000 and $406,000,000 and was held in separate accounts at December 31, 2013 and 2012, respectively. The net amount at risk associated with these guarantees was approximately $614,000 and $1,230,000 at December 31, 2013 and 2012, respectively.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2013 and separate account reserves at December 31, 2013.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$34,991,812	$60,578,596	$95,570,408
Reserves at December 31, 2013:
With assets at market value	656,867,753	507,980,079	1,164,847,832
Subject to discretionary
withdrawal at market value	656,867,753	507,980,079	1,164,847,832

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2013	2012
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$95,570,408	$61,556,881
Transfers from separate accounts as contained in
the annual statement of the separate accounts	96,254,583	85,763,791
	(684,175)	(24,206,910)
Reconciling items:
Other	(52,937)	(109,092)
	$(737,112)	$(24,316,002)
(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2010 through 2012 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2013 Ordinary	2012 Ordinary	Change Ordinary
Total gross deferred tax assets	$7,153,000	$7,078,000	$75,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	7,153,000	7,078,000	75,000
Deferred tax assets nonadmitted	(2,445,984)	(2,398,986)	(46,998)
Subtotal net admitted deferred tax assets	4,707,016	4,679,014	28,002
Deferred tax liabilities	(95,016)	(74,014)	(21,002)
Net admitted deferred tax assets	$4,612,000	$4,605,000	$7,000

The amount of deferred tax assets admitted at December 31, 2013 and 2012 and changes thereon are as follows:

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	2013 Ordinary	2012 Ordinary	Change Ordinary
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,612,000	$4,605,000	$7,000
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	95,016	74,014	21,002
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,707,016	$4,679,014	$28,002

The ratios used for the threshold limitation for 11.b. above are as follows:

	2013	2012
Ratio percentage used to determine recovery
period and threshold limitation amount	1089%	1149%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$49,628,017	$43,912,450

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2013	2012	Change
Deferred tax assets:
Policyholder dividend provision	$288,000	247,000	41,000
Deferred acquisition costs	5,283,000	5,158,000	125,000
Reserves	1,182,000	1,163,000	19,000
Deferred compensation	343,000	436,000	(93,000)
Other	57,000	74,000	(17,000)
	7,153,000	7,078,000	75,000
Nonadmitted deferred tax assets	(2,445,984)	(2,398,986)	(46,998)
	4,707,016	4,679,014	28,002
Deferred tax liabilities:
Depreciation	55,000	10,000	45,000
Bond discount	40,016	64,014	(23,998)
Net admitted deferred taxes	$4,612,000	4,605,000	7,000

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:
	2013	2012	Change
Total deferred tax assets	$7,153,000	$7,078,000	$75,000
Total deferred tax liabilities	(95,016)	(74,014)	(21,002)
Net deferred tax assets (liabilities)	7,057,984	7,003,986	53,998
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$7,057,984	$7,003,986	$53,998

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2013			2012
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$12,922,042	4,522,715	35%	$13,606,263	4,762,192	35%
Dividends received deduction	(3,563,964)	(1,247,387)	(10)%	(2,918,201)	(1,021,370)	(8)%
Other	(745,632)	(260,971)	(2)%	(1,204,939)	(421,729)	(3)%
Total	$8,612,446	3,014,357	23%	$9,483,123	3,319,093	24%

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	2011
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$13,582,969	4,754,039	35%
Dividends received deduction	(3,033,827)	(1,061,839)	(8)%
Other	(1,054,763)	(369,167)	(3)%
Total	$9,494,379	3,323,033	24%

	2013	2012	2011
Federal income taxes incurred	$3,068,355	3,311,512	3,297,629
Change in net deferred income tax assets	(53,998)	7,581	25,404
Total tax provision	$3,014,357	3,319,093	3,323,033

Effective rate	23%	24%	24%

Federal income taxes incurred for the years ended December 31, 2013, 2012 and 2011 that are available for recoupment in the event of future net losses are $3,139,714, $3,478,051 and 3,356,707, respectively.

There has been no benefit recorded at December 31, 2013 and 2012 that relates to an uncertain tax position. There are no deposits at December 31, 2013 and 2012 admitted under Section 6603 of the Internal Revenue Code.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2013, 2012 and 2011

(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2013	$10,343,202	$5,733,919	$4,609,283
2012	9,840,047	5,476,106	4,363,941

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2013
Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

2012
Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

2011
Life insurance	$67,380,689	$4,261,946	$63,118,743
Annuity	48,491,082	-	48,491,082
Supplementary contracts	-	-	-
Accident and health	4,604	-	4,604
	$115,876,375	$4,261,946	$111,614,429

26